[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) WORLD GOVERNMENTS SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) WORLD GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
  Company                              MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
Stephen C. Bryant*                     For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                       AUDITORS
Ellen Moynihan*                        Deloitte & Touche LLP
James O. Yost*
                                       WORLD WIDE WEB
SECRETARY                              www.mfs.com
Stephen E. Cavan*
                                       [DALBAR   For the third year in a row,
ASSISTANT SECRETARY                    LOGO]     MFS earned a #1 ranking in the
James R. Bordewick, Jr.*                     DALBAR, Inc. Broker/Dealer Survey,
                                       Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
                                       overall score on a scale of 1 to 4 in
                                       the 1996 survey. A total of 110 firms
                                       responded, offering input on the
                                       quality of service they received from
                                       29 mutual fund companies nationwide.
                                       The survey contained questions about
                                       service quality in 15 categories,
                                       including "knowledge of phone service
                                       contacts," "accuracy of transaction
                                       processing," and "overall ease of
                                       doing business with the firm."

*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed- income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Internationally, increased liquidity has continued to support equity markets this year, while disinflationary forces have continued despite somewhat stronger world economic growth. While the strength of the U.S. dollar versus the Japanese yen earlier this year resulted in stronger performance for Japanese exporters, the value- added tax seems to have slowed the overall Japanese economy. In Europe, meanwhile, uncertainty over European monetary union continues, although stocks of some European companies have benefited from restructuring and the use of technology to increase productivity. Perhaps the brightest international story has been the performance of the emerging markets, all of which have seen rapidly expanding economies and higher earnings, thanks in part to significant shifts in their economic policies.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

July 14, 1997

MFS WORLD GOVERNMENTS SERIES

The first six months of 1997 were quite contradictory for the global fixed-income markets in that the United States, buoyed by a strong consumer sector, and Japan, helped by strong exports, witnessed very robust economies during the first quarter. By the second quarter, both economies had slowed considerably. Meanwhile, the European countries were experiencing pretty much the opposite; namely, weaker growth at the beginning of the year followed by strength. However, one common trend throughout the world during this period was a lack of inflation.

    Against this background, most global bond markets rebounded significantly during the second quarter. As measured in local currency terms by the Salomon Brothers World Governments Bond Index (the Salomon Index), the two best-performing markets year to date were the United Kingdom, which advanced 6.05%, and Australia, which gained 5.85%. The Salomon Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. Most of the strength from the United Kingdom was the result of the Labor Party's winning the national election and immediately granting the Bank of England independence. In Australia, the Reserve Bank became less concerned about future economic growth and more focused on lowering inflation and dealing with higher unemployment. Accordingly, the bank lowered interest rates. After a strong beginning of the year, the Japanese bond market underperformed during the second quarter and ended up the worst performer year to date, gaining just 2.11%. The portfolio has benefited by being overweighted in the Australian sector, underweighted in Japan, and underweighted in the United Kingdom after its central bank independence was announced.

    For the six months ended June 30, 1997, the Series provided a total return of -1.71% (including the reinvestment of distributions). This compares to a -1.23% return for the Salomon Index. While the Series' performance has benefited from bond selection during this period, it was adversely impacted by its lower duration, or sensitivity to changes in interest rates, in most markets as we did not anticipate such a significant slowdown in the United States. Even though the portfolio was overweighted in the stronger U.S. dollar for most of the period, nondollar currency positions were largely responsible for the negative nominal returns.

    Looking forward, we believe the portfolio will ultimately benefit from a defensive bond posture. Presently, the U.S. bond market appears close to reflecting an easing of monetary conditions that we believe will not happen. On a relative basis, we feel the dollar-bloc countries, in particular Australia and New Zealand, are the most attractive. In regard to Europe, the expected interest-rate cuts in Italy and Spain occurred, and we see minimal further narrowing of interest-rate spreads relative to Germany. Economic growth in Japan continues at a strong pace, and we expect its central bank to tighten monetary policy. Consequently, we continue to underweight this sector.

    Respectfully,

/s/ Stephen C. Bryant
    Stephen C. Bryant
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant joined MFS in 1987 as an Assistant Vice President - Investments in the Fixed Income Department. He was named Vice President - Investments in 1989 and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University and has managed MFS World Governments Series since 1994.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek not only preservation but also growth of capital, together with moderate current income.

Commencement of investment operations: June 14, 1994.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS World Governments
Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                 6 Months            1 Year    Life of Series*
-------------------------------------------------------------------------------
Cumulative Total Return            -1.71%            +2.96%           +11.69%
-------------------------------------------------------------------------------
Average Annual Total Return          --              +2.96%           + 5.55%
-------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, June 14, 1994, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997

Bonds - 74.7%
-------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)          Value
-------------------------------------------------------------------------------
Foreign Bonds - 39.3%
  Australia - 6.5%
    Commonwealth of Australia, 10s, 2002           AUD     1,165    $ 1,015,433
    New South Wales Treasury Corp., 8s, 2001               1,495      1,198,053
                                                                    -----------
                                                                    $ 2,213,486
-------------------------------------------------------------------------------
  Denmark - 3.5%
    Kingdom of Denmark, 6s, 1999                   DKK     2,274    $   356,813
    Kingdom of Denmark, 8s, 2001                           2,112        356,751
    Kingdom of Denmark, 7s, 2007                             766        121,105
    Nykredit, 8s, 2026                                     2,289        359,753
                                                                    -----------
                                                                    $ 1,194,422
-------------------------------------------------------------------------------
  Greece - 2.7%
    Hellenic Republic, 12.6s, 2003                 GRD   240,000    $   900,120
-------------------------------------------------------------------------------
  Italy - 6.6%
    Republic of Italy, 9.5s, 1999                  ITL 1,445,000    $   891,149
    Republic of Italy, 9.5s, 2001                      1,400,000        908,492
    Republic of Italy, 9.5s, 2006                        610,000        419,478
                                                                    -----------
                                                                    $ 2,219,119
-------------------------------------------------------------------------------
  Japan - 6.8%
  International Bank for Reconstruction and
    Development, 4.5s, 2003                        JPY   232,000    $ 2,300,550
-------------------------------------------------------------------------------
  New Zealand - 4.8%
    Government of New Zealand, 8s, 2001
                                                   NZD     2,310    $ 1,634,833
-------------------------------------------------------------------------------
  Spain - 7.1%
    Government of Spain, 6.75s, 2000               ESP   108,510    $   766,737
    Government of Spain, 8.4s, 2001                       47,630        357,152
    Government of Spain, 10.5s, 2003                      44,480        374,265
    Government of Spain, 7.35s, 2007                     123,090        893,240
                                                                    -----------
                                                                    $ 2,391,394
-------------------------------------------------------------------------------
  Sweden - 1.3%
    Kingdom of Sweden, 11s, 1999                   SEK     2,500    $   353,543
    Kingdom of Sweden, 10.25s, 2000                          500         73,293
                                                                    -----------
                                                                    $   426,836
-------------------------------------------------------------------------------
Total Foreign Bonds                                                 $13,280,760
-------------------------------------------------------------------------------
U.S. Bonds - 35.4%
  Federal Home Loan Mortgage Corp., 7.5s, 2011        $    7,029    $ 7,142,098
  U.S. Treasury Notes, 6.625s, 2002                        4,800      4,844,256
-------------------------------------------------------------------------------
Total U.S. Bonds                                                    $11,986,354
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $25,349,474)                          $25,267,114
-------------------------------------------------------------------------------
Call Options Purchased
-------------------------------------------------------------------------------
                                                Principal Amount
                                                    of Contracts
Issuer/Expiration Month/Strike Price               (000 Omitted)
-------------------------------------------------------------------------------
German Marks/British Pounds
  July/2.7 (Premiums Paid, $16,437)                DEM     2,669    $    --
-------------------------------------------------------------------------------
Short-Term Obligations - 20.4%
-------------------------------------------------------------------------------
  Federal Farm Credit, due 7/21/97                    $    1,715    $ 1,704,196
  Federal Home Loan Bank, due 7/01/97                      3,100      3,099,544
  Federal Home Loan Bank, due 7/02/97                      1,085      1,081,733
  Federal Home Loan Mortgage Corp., due 7/15/97            1,000        996,694
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value           $ 6,882,167
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $32,248,078)                    $32,149,281
Other Assets, Less Liabilities - 4.9%                                 1,663,242
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $33,812,523
-------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is show below.

AUD       =  Australian Dollars           GRD    =  Greek Drachma
CAD       =  Canadian Dollars             ITL    =  Italian Lire
CHF       =  Swiss Francs                 JPY    =  Japanese Yen
DEM       =  Deutsche Marks               NLG    =  Dutch Guilder
DKK       =  Danish Kroner                NOK    =  Norwegian Kroner
ECU       =  European Currency Units      NZD    =  New Zealand Dollars
ESP       =  Spanish Pesetas              SEK    =  Swedish Kronor
GBP       =  British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,248,078)           $32,149,281
  Cash                                                                 6,110
  Net receivable for forward foreign currency exchange
    contracts to sell                                                450,468
  Receivable for Series shares sold                                  115,726
  Receivable for investments sold                                  1,292,143
  Interest receivable                                                481,530
  Receivable from investment adviser                                   6,339
  Deferred organization expenses                                       1,553
                                                                 -----------
      Total assets                                               $34,503,150
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    86,785
  Net payable for forward foreign currency exchange contracts
    to purchase                                                      311,343
  Net payable for forward foreign currency exchange contracts
    closed or subject to master netting agreements                   288,858
  Payable to affiliate for management fee                              2,762
  Accrued expenses and other liabilities                                 879
                                                                 -----------
      Total liabilities                                          $   690,627
                                                                 -----------
Net assets                                                       $34,812,523
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $33,038,850
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (273,451)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                             (1,185,399)
  Accumulated undistributed net investment income                  1,232,523
                                                                 -----------
      Total                                                      $33,812,523
                                                                 ===========
Shares of beneficial interest outstanding                         3,331,370
                                                                  =========
Net asset value, offering price, and redemption price per share
  (net assets of $33,812,523 / 3,331,370 shares of beneficial
  interest outstanding)                                            $10.15
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Six Months Ended June 30, 1997
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $   993,509
                                                                    -----------
  Expenses -
    Management fee                                                  $   110,387
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                       5,129
    Administrative fee                                                    1,527
    Auditing fee                                                         20,306
    Custodian fee                                                        15,711
    Printing                                                              5,833
    Amortization of organization expenses                                   746
    Legal fee                                                               305
                                                                    -----------
      Total expenses                                                $   160,961
    Fees paid indirectly                                                   (713)
    Preliminary reduction of expenses by investment adviser             (13,059)
                                                                    -----------
      Net expenses                                                  $   147,189
                                                                    -----------
        Net investment income                                       $   846,320
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $  (697,082)
    Written options transactions                                       (159,099)
    Foreign currency transactions                                      (329,134)
                                                                    -----------
        Net realized loss on investments and foreign currency
          transactions                                              $(1,185,315)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $  (465,383)
    Written options                                                     205,595
    Translation of assets and liabilities in foreign currencies         213,424
                                                                    -----------
        Net unrealized loss on investments and foreign currency
          translation                                               $   (46,364)
                                                                    -----------
          Net realized and unrealized loss on investments and
             foreign currency                                       $(1,231,679)
                                                                    -----------
            Decrease in net assets from operations                  $  (385,359)
                                                                    ===========
See notes to financial statements

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                       Six Months Ended              Year Ended
                                                          June 30, 1997       December 31, 1996
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                     $   846,320             $   986,964
  Net realized gain (loss) on investments and
    foreign currency transactions                            (1,185,315)                107,096
  Net unrealized loss on investments and foreign
    currency translation                                        (46,364)               (132,892)
                                                            -----------             -----------
      Increase (decrease) in net assets from
        operations                                          $  (385,359)            $   961,168
                                                            -----------             -----------
Distributions declared to shareholders -
  From net investment income                                $  (490,069)            $     --
  From net realized gain on investments and
    foreign currency transactions                              (221,999)                  --
  In excess of net realized gain on investments
    and foreign currency transactions                               (84)                  --
                                                            -----------             -----------
      Total distributions declared to
        shareholders                                        $  (712,152)            $     --
                                                            -----------             -----------
Series share (principal) transactions -
  Net proceeds from sale of shares                          $19,332,088             $33,174,815
  Net asset value of shares issued to
    shareholders in reinvestment of distributions               712,152                   --
  Cost of shares reacquired                                 (11,157,159)            (15,536,671)
                                                            -----------             -----------
      Increase in net assets from Series share
        transactions                                        $ 8,887,081             $17,638,144
                                                            -----------             -----------
        Total increase in net assets                        $ 7,789,570             $18,599,312
Net assets:
  At beginning of period                                     26,022,953               7,423,641
                                                            -----------             -----------
  At end of period (including accumulated
    undistributed net investment income of $1,232,523
      and $876,272, respectively)                           $33,812,523             $26,022,953
                                                            ===========             ===========

See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                         Six Months                  Year Ended December 31,                Period Ended
                                     Ended June 30,       --------------------------------------------      December 31,
                                               1997                   1996                   1995                  1994*
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $10.58                 $10.17                 $ 9.82                 $10.00
                                             ------                 ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                   $ 0.29                 $ 0.60                 $ 0.63                 $ 0.17
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions             (0.47)                 (0.19)                  0.78                  (0.09)
                                             ------                 ------                 ------                 ------
      Total from investment operations       $(0.18)                $ 0.41                 $ 1.41                 $ 0.08
                                             ------                 ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                 $(0.17)                $ --                   $(0.42)                $(0.17)
  In excess of net investment
    income                                     --                     --                    (0.54)                 (0.09)
  Tax return of capital                        --                     --                    (0.10)                  --
  From net realized gain on
    investments and foreign
    currency transactions                     (0.08)                  --                     --                     --
                                             ------                 ------                 ------                 ------
      Total distributions declared
        to shareholders                      $(0.25)                $ --                   $(1.06)                $(0.26)
                                             ------                 ------                 ------                 ------
Net asset value - end of period              $10.15                 $10.58                 $10.17                 $ 9.82
                                             ======                 ======                 ======                 ======
Total return                                (1.71)%++                4.03%                 14.38%                  0.79%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                    1.00%+                 1.00%                  1.00%                  1.00%+
  Net investment income                       5.71%+                 5.84%                  6.05%                  4.68%+
Portfolio turnover                             215%                   361%                   211%                    62%
Net assets at end of period (000 omitted)   $33,813                $26,023                 $7,424                 $2,881

  * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:
    Net investment income                    $ 0.29                 $ 0.50                 $ 0.53                 $ 0.16
    Ratios (to average net assets):
      Expenses                                1.09%+                 2.03%                  1.99%                  1.10%+
      Net investment income                   5.62%+                 4.81%                  5.09%                  4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 23 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Written Options - The Series may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense reimbursement agreement, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $265,399.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  Purchases               Sales
-------------------------------------------------------------------------------
U.S. government securities                      $23,890,802         $17,117,041
                                                ===========         ===========
Investments (non-U.S. government securities)    $34,844,692         $38,635,705
                                                ===========         ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $32,248,078
                                                                    ===========
Gross unrealized depreciation                                       $  (307,326)
Gross unrealized appreciation                                           208,529
                                                                    -----------
    Net unrealized depreciation                                     $   (98,797)
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                  Six Months Ended June 30, 1997    Year Ended December 31, 1996
                   -----------------------------    ---------------------------
                            Shares        Amount         Shares        Amount
-------------------------------------------------------------------------------
Shares sold              1,897,860   $19,332,088      3,252,833   $33,174,815
Shares issued to
  shareholders in
  reinvestment of
  distributions             71,073       712,152         --            --
Shares reacquired       (1,097,336)  (11,157,159)    (1,522,662)  (15,536,671)
                        ----------   -----------     ----------   -----------
    Net increase           871,597   $ 8,887,081      1,730,171   $17,638,144
                        ==========   ===========     ==========   ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $187.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                             1997 Calls                               1997 Puts
                                  -------------------------------------  --------------------------------------
                                       Principal Amounts                     Principal Amounts
                                            of Contracts                          of Contracts
                                           (000 Omitted)      Premiums            (000 Omitted)        Premiums
---------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks/British Pounds                   2,994        $11,471                   6,270         $97,304
  Swiss Francs/Deutsche Marks                     2,081          6,314                   4,572          56,461
Options written -
  Australian Dollars                                681          4,599                    --              --
  Deutsche Marks                                   --             --                     4,832           8,101
  Italian Lire                                2,351,424          9,610               2,495,950           9,826
  Japanese Yen                                  800,456         79,744                    --              --
Options terminated in closing transactions -
  Australian Dollars                               (681)        (4,599)                   --              --
  Deutsche Marks                                   --             --                    (4,832)         (8,101)
  Deutsche Marks/British Pounds                    --             --                    (6,270)        (97,304)
  Italian Lire                               (2,351,424)        (9,610)             (2,495,950)         (9,826)
  Japanese Yen                                 (800,456)       (79,744)                   --              --
  Swiss Francs/Deutsche Marks                      --             --                    (4,572)        (56,461)
Options expired -
  Deutsche Marks/British Pounds                  (2,994)       (11,471)                   --              --
  Swiss Francs/Deutsche Marks                    (2,081)        (6,314)                   --              --
                                             ----------        -------              ----------         -------
OUTSTANDING, END OF PERIOD                         --          $  --                      --           $  --
                                             ==========        =======              ==========         =======

Forward Foreign Currency Exchange Contracts

                                               Contracts                                        Net Unrealized
                                             to Deliver/                         Contracts        Appreciation
                  Settlement Date                Receive  In Exchange for         at Value      (Depreciation)
--------------------------------------------------------------------------------------------------------------
Sales           8/26/97 - 8/26/97  AUD         2,032,411      $ 1,577,224      $ 1,535,905          $   41,319
                          1/07/98  CAD         3,322,906        2,435,933        2,431,054               4,879
                          8/26/97  CHF         3,453,311        2,456,859        2,382,240              74,619
                          8/26/97  DEM        17,643,448       10,440,554       10,159,940             280,614
                          1/07/98  DKK         4,889,289          753,531          745,167               8,364
                          1/07/98  ECU           826,279          949,948          935,857              14,091
                          1/07/98  ESP       293,253,058        2,022,724        1,996,399              26,325
                          1/07/98  GBP           377,142          619,161          625,768              (6,607)
                          1/07/98  ITL     1,369,080,679          807,955          803,047               4,908
                          8/26/97  JPY       381,195,036        3,153,910        3,357,325            (203,415)
                          1/07/98  NLG         9,136,625        4,789,116        4,692,808              96,308
                          8/26/97  NOK        15,073,242        2,158,949        2,066,982              91,967
                7/02/97 - 1/07/98  NZD         2,724,635        1,868,578        1,851,482              17,096
                                                              -----------      -----------          ----------
                                                              $34,034,442      $33,583,974          $  450,468
                                                              ===========      ===========          ==========

Purchases                 9/30/97  AUD         2,342,432      $ 1,799,428      $ 1,770,953          $  (28,475)
                          1/07/98  CAD         1,997,107        1,464,584        1,462,720              (1,864)
                8/26/97 - 1/07/98  CHF         8,132,641        5,681,974        5,635,260             (46,714)
                          1/07/98  DEM        13,034,850        7,676,790        7,562,559            (114,231)
                          8/26/97  ECU         2,451,432        2,825,758        2,767,990             (57,768)
                          1/07/98  GBP         1,407,650        2,308,890        2,330,983              22,093
                          1/07/98  GRD       136,958,356          488,265          498,594              10,329
                          1/07/98  JPY       288,814,318        2,589,420        2,589,288                (132)
                          8/26/97  NLG         5,579,284        2,943,654        2,854,690             (88,964)
                          1/07/98  NZD           904,092          617,992          612,375              (5,617)
                                                              -----------      -----------          ----------
                                                              $28,396,755      $28,085,412          $ (311,343)
                                                              ===========      ===========          ==========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $193,639 with C.S. First Boston, of $101,113 with Chase Manhattan Bank, of $88,059 with Banker's Trust Company, and of $23,173 with Deutschebank and a net receivable of $49,972 with Swiss Bank Corp., of $30,518 with Goldman Sachs, of $30,323 with Merrill Lynch, and of $6,313 with JP Morgan at June 30, 1997.

At June 30, 1997, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS World
  Governments Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Governments Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996, and financial highlights for the six months then ended, the years ended December 31, 1996 and 1995, and the period from June 14, 1994 (the commencement of investment operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Governments Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997



                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VWG-3-8/97 16M